UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 15, 2020
USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 610-989-0340
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.02  Results of Operations and Financial Condition.

On June 24, 2020, USA Technologies, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the third quarter ended March 31, 2020. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K pursuant to this “Item 2.02 Results of Operations and Financial Condition” is being furnished. This information shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section or shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2020, Jeff Vogt, the Company’s Senior Vice President of Business Affairs, was appointed to fill the role of Chief Operating Officer of the Company, effective June 15, 2020. In connection with this appointment, Mr. Vogt will no longer serve as the Company’s Senior Vice President of Business Affairs.

Mr. Vogt, age 47, has served as the Company’s Senior Vice President of Business Affairs since 2019, where his responsibilities focused on business strategy and operational improvements, including transforming the Company’s supply chain operations, inventory management, planning and forecasting and growth strategy. From 2013 until joining the Company, Mr. Vogt was Vice President and General Manager at Comcast Corporation, a global media and technology company, where he built, launched and managed a portfolio of video software, infrastructure and Internet of Things (IoT) products and services targeted at the business to business and enterprise market segments. Before working at Comcast Corporation, Mr. Vogt held various executive positions at Linden Lab, NextAction Corporation, Level 3 Communications, Inc. and AOL, Inc.

There is no arrangement or understanding between Mr. Vogt and any other persons in connection with Mr. Vogt’s appointment as Chief Operating Officer, and Mr. Vogt has no family relationship with any director or executive officer of the Company. Mr. Vogt has no direct or indirect material interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

In connection with his appointment as Chief Operating Officer, Mr. Vogt’s annual base salary has been increased from $280,000 to $340,000 (which will be subject to the 20% reduction in base salaries currently in effect for the Company’s senior leadership team through and including December 31, 2020), and his annual target bonus has been decreased from 65% of his annual base salary to 50% of his annual base salary.

The Company is filing this Current Report on Form 8-K on the date which it is first making a public announcement of the appointment described herein in accordance with the instruction to paragraph (c) of Item 5.02 of Form 8-K.  The press release issued by the Company announcing the appointment of Mr. Vogt as Chief Operating Officer is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated June 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

	By:	/s/ Sean Feeney
Sean Feeney
Chief Executive Officer
Dated: June 24, 2020